UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2011
Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 29, 2011, the Board of Directors of Crown Crafts, Inc. (the “Company”) adopted amendments to the Bylaws of the Company to expand the means by which notice may be given to any director, member of a committee of the Board or stockholder of the Company to include email and other forms of electronic transmission, subject, in the case of notice to a stockholder, to any requirements of applicable law.
The description contained herein of the Company’s Bylaws and the amendments thereto is qualified in its entirety by reference to the terms of such Bylaws, a copy of which, as so amended, is attached hereto as Exhibit 3.1 and incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.1	Amended and Restated Bylaws of Crown Crafts, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.
By:	/s/ Olivia W. Elliott
Olivia W. Elliott,
Vice President and Chief Financial Officer
Dated: April 4, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of Crown Crafts, Inc.

3